SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): December 14, 1999.


                ADVANTAGE LEARNING SYSTEMS, INC.
     (Exact name of registrant as specified in its charter)



         Wisconsin             0-22187         39-1559474
       (State or other       (Commission     (IRS Employer
       jurisdiction of       File Number)    Identification No.)
       incorporation)



             2911 Peach Street
               P.O. Box 8036
        Wisconsin Rapids, Wisconsin      54495-8036
           (Address of principal         (Zip Code)
            executive offices)


     Registrant's telephone number, including area code:   (715) 424-3636

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Item 5.   Other Events

     On December 14, 1999, Advantage Learning Systems, Inc. (the "Company") issued a press release regarding expected financial and operating results for the fourth quarter of 1999. A copy of the December 14, 1999 press release is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.   Exhibits.

       Exhibit No.       Description

         99.1            Press Release dated December 14, 1999



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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   December 15, 1999

                                ADVANTAGE LEARNING SYSTEMS, INC.


                                By:  /s/Michael H. Baum
                                     -----------------------------
                                     Michael H. Baum
                                     Chief Executive Officer

                          EXHIBIT INDEX


Exhibit No.    Description

   99.1        Press Release dated December 14, 1999.